Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 18, 2024 and effective as of the Effective Date (as hereinafter defined), is made and entered into by and among STATION CASINOS LLC, a Nevada limited liability company (the “Borrower”), the GUARANTORS party hereto, RED ROCK RESORTS, INC., a Delaware corporation (“RRR”), STATION HOLDCO LLC, a Delaware limited liability company (“Holdco” and, together with the Borrower, the Guarantors party hereto and RRR, the “Station Parties”), each of the Lenders (as hereinafter defined) party hereto and DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS the Borrower and the Lenders party hereto are parties to that certain Amended and Restated Credit Agreement, dated as of March 14, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”) by and among the Borrower, the subsidiaries of the Borrower party thereto as guarantors, the banks, financial institutions and other entities from time to time party thereto as lenders (including the L/C Lenders and the Swingline Lender) (collectively, the “Lenders”), the Administrative Agent and Deutsche Bank AG Cayman Islands Branch, as collateral agent.

WHEREAS, the Borrower has requested, and each Lender holding Term B Facility Loans (after giving effect to the replacement of any Non-Consenting Term B Lenders (as defined below) pursuant to Section 3) has agreed by delivery of its consent to this Amendment to the Administrative Agent, to reduce the Applicable Margin on the Term B Facility Loans.

WHEREAS, the Borrower has appointed JPMorgan Chase Bank, N.A. (“JPMCB”), Wells Fargo Securities, LLC, BofA Securities, Inc., Deutsche Bank Securities Inc., Fifth Third Bank, National Association, Sumitomo Mitsui Banking Corporation, Truist Securities, Inc., BNP Paribas Securities Corp., Capital One, N.A., Citizens Bank, N.A., U.S. Bank National Association, Goldman Sachs Bank USA and Barclays Bank PLC, as joint lead arrangers and joint bookrunners in connection with this Amendment (collectively, the “First Amendment Arrangers”).

WHEREAS, the Lenders party hereto are willing to agree to enter into this Amendment, subject to the conditions and on the terms set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, each of the other Station Parties and each of the Lenders party hereto agree as follows:

1. Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Amendment (including in the Recitals above) shall have the meanings given in the Credit Agreement, and the rules of construction set forth in the Credit Agreement shall apply to this Amendment.

2. Amendments to Existing Credit Agreement. If the Effective Date occurs, the terms and provisions of the Existing Credit Agreement are hereby amended as follows (the Existing Credit Agreement, as so amended, the “Credit Agreement”):

(a)	The following new definition is hereby added to Section 1.01 of the Existing Credit Agreement, inserted in proper alphabetical order:

““First Amendment Effective Date” shall mean the “Effective Date” as defined in that certain First Amendment to Amended and Restated Credit Agreement, dated as of December 18, 2024, among the Borrower, the other Credit Parties, Holdco, RRR, the Administrative Agent and the Lenders party thereto.”

(b)	The definition of “Applicable Margin” in Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating clause (b) thereof as follows:

“(b) with respect to the Term B Facility Loans, (i) 2.00% per annum, with respect to SOFR Loans and (ii) 1.00% per annum, with respect to ABR Loans.”

(c)	Section 2.05(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) At the time of the effectiveness of a Repricing Transaction prior to the date that is six (6) months after the First Amendment Effective Date, Borrower agrees to pay to Administrative Agent, for the ratable account of each Lender with outstanding Term B Facility Loans (including each Lender that withholds its consent to such Repricing Transaction and is replaced or is removed as a Lender or is repaid under Section 2.11 or 13.04(b), as the case may be), a fee in an amount equal to 1.0% of the aggregate principal amount of Term B Facility Loans that are refinanced, converted, replaced, amended, modified or otherwise repriced in such Repricing Transaction. Such fee shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”

(d)	Section 2.09(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) Any prepayment of Term B Facility Loans pursuant to this Section 2.09, Section 2.11 or Section 13.04(b) made prior to the date that is six (6) months after the First Amendment Effective Date in connection with any Repricing Transaction shall be subject to the fee described in Section 2.05(c).”

(e)	Section 2.10(d) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) Prepayment of Term B Facility Loans. Any prepayment of Term B Facility Loans pursuant to Section 2.10(a)(ii) made prior to the date that is six (6) months after the First Amendment Effective Date in connection with any Repricing Transaction shall be subject to the fee described in Section 2.05(c).”

3. Replacement of Non-Consenting Lenders. Each existing Lender holding Term B Facility Loans that does not execute a counterpart to this Amendment in the form attached hereto as Annex I with respect to such Lender’s Term B Facility Loans will be deemed to be a non-consenting Lender (each such Lender in such capacity, a “Non-Consenting Term B Lender”) for purposes of Section 13.04(b) of the Existing Credit Agreement. The Borrower shall be deemed to have exercised its right pursuant to Section 13.04(b) of the Existing Credit Agreement to require that each Non-Consenting Term B Lender assign and delegate, without recourse, all interests, rights and obligations under the Existing Credit Agreement with respect to the Term B Facility Loans to JPMCB as replacement lender (in such capacity, the “Replacement Term B Lender”), which assignment shall occur immediately and automatically, without action by or consent of any Non-Consenting Term B Lender, upon satisfaction of the conditions in Section 6(d) below, and the Replacement Term B Lender agrees to accept each such assignment.

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4. Effect of Consents; Certain Assignments by Consenting Lenders.

(a) Each Lender holding Term B Facility Loans that executes a counterpart to this Amendment with respect to such Lender’s Term B Facility Loans (each such Lender in such capacity, a “Consenting Term B Lender”) in the form attached hereto as Annex I (such counterpart, a “Consent”) will be deemed to irrevocably and unconditionally approve the amendments to the Existing Credit Agreement set forth in Section 2 (for the avoidance of doubt, whether such Consenting Term B Lender selects the “Cashless Consent Option” or the “Assign and Reallocation Consent Option” with respect to Term B Facility Loans on its Consent).

(b) Each Consenting Term B Lender that selects the “Assign and Reallocation Consent Option” on its Consent with respect to its existing Term B Facility Loans (each such Consenting Term B Lender, an “Assigning Consenting Term B Lender”) will be deemed to have agreed to (i) assign 100% of the outstanding principal amount of its Term B Facility Loans to the Replacement Term B Lender and (ii) purchase by assignment (or cause one or more of its Affiliates to purchase by assignment), from the Replacement Term B Lender, a like principal amount of Term B Facility Loans (or such lesser principal amount allocated to such Assigning Consenting Term B Lender or its Affiliate by the Borrower and JPMCB), as such Term B Facility Loans are modified by this Amendment (the Term B Facility Loans as so modified, the “Amended Term B Facility Loans”). In connection with each assignment described in the foregoing clause (b)(i), the Replacement Term B Lender shall purchase from each Assigning Consenting Term B Lender all Term B Facility Loans held by such Assigning Consenting Term B Lender by paying to such Assigning Consenting Term B Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. Other than its execution of this Amendment and selection of the “Assign and Reallocation Consent Option” with respect to its existing Term B Facility Loans, no action (including, for the avoidance of doubt, the execution of any Assignment Agreement) by any Assigning Consenting Term B Lender shall be necessary in connection with the assignments described in the foregoing clause (b)(i), and each such assignment shall occur immediately and automatically upon satisfaction of the condition in Section 6(d) below, and the Replacement Term B Lender agrees to accept each such assignment.

(c) Each Consenting Term B Lender that selects the “Cashless Consent Option” on its Consent (each such Consenting Term B Lender, a “Cashless Consenting Term B Lender”) will be deemed to have agreed to continue to hold 100% of the outstanding principal amount of its Term B Facility Loans (or such lesser principal amount allocated to such Cashless Consenting Term B Lender by Borrower and JPMCB) in the form of Amended Term B Facility Loans. Notwithstanding anything to the contrary herein or in the Existing Credit Agreement, the Borrower and JPMCB may allocate the Amended Term B Facility Loans (including Term B Facility Loans held by Cashless Consenting Term B Lenders immediately prior to the Effective Date) in their sole discretion. To the extent any Cashless Consenting Term B Lender’s allocated principal amount of Amended Term B Facility Loans (such allocated principal amount, an “Allocated Amended Term B Facility Loan Amount”) is less than the principal amount of Term B Facility Loans held by such Cashless Consenting Term B Lender immediately prior to the Effective Date, such Consenting Term B Lender shall be required to assign the portion of its existing Term B Facility Loans that exceeds its Allocated Amended Term B Facility Loan Amount to the Replacement Term B Lender (a “Cashless Consenting Term B Lender Assignment”; and any amount so assigned, a “Cashless Consenting Term B Lender Assigned Amount”). Cashless Consenting Term B Lender Assignments, if any, will not, for the avoidance of doubt, be required to be made by all Cashless Consenting Term B Lenders on a pro rata basis. In connection with each Cashless Consenting Term B Lender Assignment (if any), the Replacement Term B Lender shall purchase from each Cashless Consenting Term B Lender Term B Facility Loans in a

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principal amount equal to such Cashless Consenting Term B Lender’s Cashless Consenting Term B Lender Assigned Amount by paying to such Cashless Consenting Term B Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. Other than its execution of this Amendment and selection of the “Cashless Consent Option” with respect to its Term B Facility Loans, no action (including, for the avoidance of doubt, the execution of any Assignment Agreement) by any Cashless Consenting Term B Lender shall be necessary in connection with any Cashless Consenting Term B Lender Assignment, and each such Cashless Consenting Term B Lender Assignment shall occur immediately and be automatically effective upon satisfaction of the condition in Section 6(d) below. In connection with the foregoing, (i) the Replacement Term B Lender agrees to accept each such Cashless Consenting Term B Lender Assignment, and (ii) each Cashless Consenting Term B Lender agrees to the potential assignment to the Replacement Term B Lender of all or a portion of its existing Term B Facility Loans pursuant to a Cashless Consenting Term B Lender Assignment. Each Consenting Term B Lender (whether such Consenting Term B Lender is an Assigning Consenting Term B Lender or a Cashless Consenting Term B Lender) agrees to the provisions set forth in this Section 4(c) (including the effectuation of each Cashless Consenting Term B Lender Assignment in respect of any other Cashless Consenting Term B Lender’s existing Term B Facility Loans).

5. Representations and Warranties. To induce the Lenders party hereto to agree to this Amendment, the Borrower and each of the other Station Parties represent to the Lenders and the Administrative Agent that as of the Effective Date:

(a) after giving effect to this Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Amendment or the performance by the Borrower and the other Station Parties of their obligations hereunder that would constitute a Default or an Event of Default; and

(b) each of the representations and warranties made by such Station Party in or pursuant to the Credit Documents to which it is a party, as amended hereby, is true and correct in all material respects on and as of the Effective Date as if made on and as of such date; provided, that, to the extent that such representations or warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

6. Effectiveness of this Amendment. This Amendment shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied or waived:

(a) the Administrative Agent (or its counsel) shall have received (x) (A) from the Required Tranche Lenders for the Term B Facility (determined before giving effect to the replacement of any Non-Consenting Term B Lenders) and each Lender holding Term B Facility Loans (after giving effect to the replacement of any Non-Consenting Term B Lenders), in each case, (i) a Consent signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a Consent and (y) from the Borrower, the other Station Parties, the Replacement Term B Lender and the Administrative Agent, an executed counterpart to this Agreement;

(b) the representations and warranties set forth in Section 5 above shall be true and correct;

(c) any fees and reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) owing by the Borrower to the Administrative Agent and JPMCB pursuant to this Amendment or any letter agreement entered into in connection with this Amendment and invoiced at least three (3) Business Days prior to the date hereof shall have been paid in full; and

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(d) (i) all Obligations of the Borrower with respect to the Term B Facility Loans owing to any Non-Consenting Term B Lender being replaced pursuant to Section 3 shall be paid in full to such Non-Consenting Term B Lender concurrently with the assignment described in Section 3, (ii) all Obligations of the Borrower with respect to the Term B Facility Loans owing to any Assigning Consenting Term B Lender shall be paid in full to such Assigning Consenting Term B Lender concurrently with the assignment described in Section 4(b)(i), (iii) all Obligations of the Borrower with respect to the Cashless Consenting Term B Lender Assigned Amount owing to any Cashless Consenting Term B Lender pursuant to a Cashless Consenting Term B Lender Assignment contemplated by Section 4(c) shall be paid in full to such Cashless Consenting Term B Lender concurrently with the assignment described in Section 4(c) and (iv) the Replacement Term B Lender shall pay to each such Non-Consenting Term B Lender, each such Assigning Consenting Term B Lender and each such Cashless Consenting Term B Lender an amount equal to (x) in the case of any Non-Consenting Term B Lender and any Assigning Consenting Term B Lender, the principal amount of the Term B Facility Loans held by such Non-Consenting Term B Lender or such Assigning Consenting Term B Lender, as applicable, in each case, plus accrued and unpaid interest thereon, and (y) in the case of any Cashless Consenting Term B Lender, the Cashless Consenting Term B Lender Assigned Amount of such Cashless Consenting Term B Lender, in each case, plus accrued and unpaid interest thereon.

7. Acknowledgments. By executing this Amendment, each of the Station Parties (a) consents to this Amendment and the performance by the Borrower and each of the other Station Parties of their obligations hereunder, (b) acknowledges that notwithstanding the execution and delivery of this Amendment, the obligations of each of the other Station Parties under the Guarantee, the Pledge Agreement, the Security Agreement and each of the other Credit Documents to which such Station Party is a party are not impaired or affected and the Guarantee, the Pledge Agreement, the Security Agreement and each such Credit Document continues in full force and effect and (c) affirms and ratifies, to the extent it is a party thereto, the Guarantee, the Pledge Agreement, the Security Agreement and each other Credit Document with respect to all of the Obligations as amended hereby.

8. Miscellaneous.

(a) Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of the Borrower and the Administrative Agent (acting at the direction of such Lenders as may be required under Section 13.04 of the Credit Agreement).

(b) Entire Agreement. This Amendment, the other Credit Documents and the Consents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

(c) GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAW OF ANOTHER JURISDICTION.

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(d) SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. EACH PARTY HERETO AGREES THAT SECTION 13.09(b), 13.09(c), 13.09(d) AND 13.09(e) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS.

(e) Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment.

(f) Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation the Consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it (it being understood and agreed that documents signed manually but delivered in “.pdf” or “.tif” format (or other similar formats specified by Administrative Agent) shall not constitute electronic signatures).

(g) Effect of Amendment. Except as amended hereby, all of the provisions of the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect except that each reference to the “Credit Agreement”, or words of like import in any Credit Document, shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall be deemed a “Credit Document” as defined in the Credit Agreement. Each First Amendment Arranger shall be deemed to be a Lead Arranger for all purposes under the Loan Documents including, without limitation, Sections 12.03, 12.07, 12.09, 13.03 and 13.16 of the Credit Agreement, which shall apply to this Agreement mutatis mutandis as if set forth herein.

(h) Tax Matters. After the Effective Date, the parties shall treat all of the Term B Facility Loans as one fungible tranche for U.S. federal income tax purposes.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written, to be effective as of the Effective Date.

Borrower:

STATION CASINOS LLC

By:	/s/ Stephen L. Cootey
Name: Stephen L. Cootey
Title: Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

CV PROPCO, LLC
NP BOULDER LLC
NP DURANGO LLC
NP INSPIRADA LLC
NP IP HOLDINGS LLC
NP LANDCO HOLDCO LLC
NP OPCO HOLDINGS LLC
NP OPCO LLC
NP PALACE LLC
NP RED ROCK LLC
NP RENO CONVENTION CENTER LLC
NP SANTA FE LLC
NP SUNSET LLC
NP TOWN CENTER LLC
NP TROPICANA LLC
NP TULE SPRINGS LLC
SC CACTUS LLC
STATION GVR ACQUISITION, LLC

By:	/s/ Stephen L. Cootey
Name: Stephen L. Cootey
Title: Senior Vice President & Treasurer

SC MADERA DEVELOPMENT, LLC
SC MADERA MANAGEMENT, LLC

By:	/s/ Jeffrey T. Welch
Name: Jeffrey T. Welch
Title: Senior Vice President & Secretary

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

RED ROCK RESORTS, INC.

By:	/s/ Stephen L. Cootey
Name: Stephen L. Cootey
Title: Executive Vice President and Chief Financial Officer

STATION HOLDCO LLC

By:	/s/ Stephen L. Cootey
Name: Stephen L. Cootey
Title: Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Replacement Term B Lender

By:	/s/ Amit Mudaliar
Name: Amit Mudaliar
Title: Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Acknowledged and Agreed by:

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

By:	/s/ Suzan Onal
Name: Suzan Onal
Title: Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

ANNEX I

Consent

[See attached]

CONSENT TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT (this “Consent”) to First Amendment (the “Amendment”) to the Amended and Restated Credit Agreement, dated as of March 14, 2024 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), by and among STATION CASINOS LLC, a Nevada limited liability company (the “Borrower”), the Guarantors party thereto, the lending institutions from time to time party thereto and DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as administrative agent and as collateral agent. Capitalized terms used in this Consent and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement or the Amendment, as applicable.

Existing Lenders of Term B Facility Loans. The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Consent Option

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to continue to hold 100% of the outstanding principal amount of your Term B Facility Loans (or such lesser principal amount allocated to you by the Borrower and JPMCB in their sole discretion) as Amended Term B Facility Loans

Assign	and Reallocation Consent Option

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to (i) assign 100% of the outstanding principal amount of your Term B Facility Loans to the Replacement Term B Lender on the Effective Date and (ii) purchase by assignment (or cause one or more Affiliates of such Assigning Consenting Term B Lender to purchase by assignment) from the Replacement Term B Lender a like principal amount of Amended Term B Facility Loans (or such lesser principal amount allocated to you or your Affiliates by the Borrower and JPMCB)

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized signatory.

________________________________________, as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title: